UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

June 15, 2018

Date of Report (Date of earliest event reported)

MassRoots, Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-55431	46-2612944
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1624 Market Street, Suite 201, Denver, CO	80202
(Address of principal executive offices)	(Zip Code)

(833) 467-6687
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☒	Emerging growth company
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

EXPLANATORY NOTE

This Amendment No. 1 on Form 8-K/A (“Form 8-K/A”) amends the Current Report on Form 8-K filed by MassRoots, Inc. (the “Company”) with the Securities and Exchange Commission (the “Commission”) on June 13, 2018 (the “Original Form 8-K”). The Original Form 8-K reported that the Company held its annual meeting of stockholders on June 8, 2018 (the “Annual Meeting”). At the Annual Meeting, the Company’s stockholders voted on Proposals 1, 3, 4, 5 and 6, each of which is described in more detail in the Original Form 8-K and the Company’s definitive proxy statement filed with the Commission on May 11, 2018 (the “Definitive Proxy Statement”). To allow additional time for stockholders to vote on Proposal 2, the Company adjourned the Annual Meeting with respect to such proposal until June 15, 2018.

This Form 8-K/A supplements the Original Form 8-K and provides the results of Proposal 2 and information with respect to the Company’s Second Amended and Restated Certificate of Incorporation. No other modification to the Original Form 8-K is being made by this Form 8-K/A. The information previously reported in or filed with the Original Form 8-K is hereby incorporated by reference into this Form 8-K/A.

Item 5.07 Submission of Matters to a Vote of Security Holders

On June 15, 2018, the Company reconvened its adjourned Annual Meeting for the purpose of holding a stockholder vote on Proposal 2. As of April 20, 2018, the record date, a total of 153,944,886 shares of common stock were issued and outstanding of which a quorum was represented in person or by valid proxies at the reconvened meeting. The final result for Proposal 2, as set forth in the Definitive Proxy Statement, is as follows:

Proposal 2. At the reconvened Annual Meeting, the stockholders approved the Company’s Second Amended and Restated Certificate of Incorporation (the “Certificate of Incorporation”). The result of the votes to approve the Certificate of Incorporation was as follows:

For	Against	Abstain	Broker Non-Vote
77,170,610	446,936	259,795	66,239,945

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On June 18, 2018, the Company filed the Certificate of Incorporation with the Delaware Secretary of State. As set forth in more detail in the Definitive Proxy Statement, the Certificate of Incorporation, among other things, (i) increases the number of authorized common stock from 200,000,000 shares to 500,000,000 shares, (ii) authorizes 10,000,000 shares of “blank check preferred”, (iii) cancels the designation of Series A Preferred Stock and (iv) includes a forum selection clause.

The foregoing description of the Certificate of Incorporation is not complete and is qualified in its entirety by reference to the full text of the Certificate of Incorporation, a copy of which is filed as Exhibit 3.1, to this Current Report on Form 8-K/A and is incorporated by reference herein.

Item 7.01 Regulation FD Disclosure.

On June 19, 2018 the Company issued a press release announcing the results of the Annual Meeting and adjournment regarding Proposal 2.

A copy of the press release that discusses this matter is filed as Exhibit 99.1 to, and incorporated by reference in, this Current Report on Form 8-K/A. The information in this Current Report on Form 8-K/A is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that Section. The information in this Current Report on Form 8-K/A shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in any such filing.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

3.1	Second Amended and Restated Certificate of Incorporation of MassRoots, Inc.

99.1	Press Release dated June 19, 2018

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MassRoots, Inc.

Date: June 19, 2018	By:	/s/ Isaac Dietrich
Isaac Dietrich
Chief Executive Officer